COMPOSITE CASH MANAGEMENT COMPANY


REVISION DATED JUNE 18, 1997, TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997

The following paragraph is added in the section titled "General Information":


Portfolio Manager Commentary

In communications with the public, portfolio managers may discuss the economic outlook for each Fund, which might include a discussion of specific securities in which the Fund may invest, and/or specific characteristics of each investment portfolio.